                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 21, 2001




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





          Delaware                   1-12881                    75-2085454
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)




                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation and/or printed brochure, to investors in various presentations commencing February 21, 2001.


SLIDE 1

COVER SLIDE

"Lone Star Technologies, Inc."


SLIDE 2

MANAGEMENT

Rhys J. Best, Chairman, President and CEO

Charles J. Keszler, Vice President - Finance and Treasurer


SLIDE 3

COMPANY OVERVIEW


SLIDE 4

COMPANY OVERVIEW

     - Leading manufacturer of premium oilfield products for exploration, production and transmission

         -   Recent acquisition - Bellville Tube Corporation

     - Leading manufacturer of specialty tubing products for the power technology, automotive and fluid power industry

         -   Recent acquisition - Fintube

     -   Manufacturer and marketer of flat rolled steel

Pie chart entitled "Revenue Contribution - Three Months Ended Dec. 31, 2000," which reflects that Oilfield Products contributed 63%, Specialty Tubing contributed 29% and Flat Rolled Steel contributed 8% to Lone Star Technologies' revenue for such quarter.



SLIDE 5

OILFIELD PRODUCTS

     -   Leading manufacturer of premium oil country tubular goods and line pipe

         - Premium steel tubular products used in the completion and production of oil and gas wells

             Casing - structural retainer wall in oil and gas wellbores

             Production tubing - transmits hydrocarbons to the surface

         - Line Pipe used in the gathering and transmission of natural gas and oil

     -   Recent Acquisition: Bellville Tube Corporation

         -   Leading producer of production tubing and small diameter casing

         -   Immediately accretive


SLIDE 6

OILFIELD PRODUCTS

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.



SLIDE 7

LONE STAR/ALLIANCE TUBULAR SIZE RANGES

     - Our tubular size ranges service nearly all typical drilling applications

Graphic illustrates the following seven different tubular size ranges:
1) 60-20 inches, 2) 20-16 inches, 3) 16-10 3/4 inches, 4) 10 3/4-8 5/8 inches,
5) 8 5/8-4 1/2 inches, 6) 4 1/2-2 3/8 inches, and 7) 1 inch. The graphic illustrates Lone Star/Alliance's broad range of tubular size service.

Texas Tubular's range is 8 5/8-4 1/2 inches.

Bellville's  range is 4 1/2-2 3/8 inches.

Tubocaribe & Tex-Tube's range is as follows: 1) 8 5/8-4 1/2 inches, and
2) 4 1/2-2 3/8 inches.

Rocky Mountain Steel's range is as follows: 1) 10 3/4-8 5/8 inches, and
2) 8 5/8-4 1/2 inches.

U.S. Steel McKeesport's range is as follows: 1) 20-16 inches, 2) 16-10 3/4 inches and 3) 10 3/4-8 5/8 inches.

Welspun's range is as follows: 1) 60-20 inches, and 2) 20-16 inches.

Lone Star Steel Company's range is as follows:  1) 16-10 3/4 inches,
2) 10 3/4 -8 5/8 inches,  3) 8 5/8 -4 1/2 inches, 4) 4 1/2 - 2 3/8 inches, and
5) 1 inch.

Lone  Star/Alliance's  range is as follows:  1) 60-20  inches,  2) 20-16 inches,
3) 16-10 3/4 inches, 4) 10 3/4 -8 5/8 inches, 5) 8 5/8 -4 1/2 inches, 6) 4 1/2
- 2 3/8 inches, and 7) 1 inch.


SLIDE 8

SPECIALTY TUBING PRODUCTS

     -   Finned Tubular Products

         -  Entered power technology markets with Fintube acquisition

                 Largest specialty tubing manufacturer of heat recovery finned tubulars

                 Products are used in gas-fired, combined cycle, power generation and petrochemical applications

Graphic illustrates a section of Fintube finned tube.


SLIDE 9

SPECIALTY TUBING PRODUCTS

     -  Finned Tubular Products

        -  Entered power technology markets with Fintube acquisition

                 Largest specialty tubing manufacturer of heat recovery finned tubulars

                 Products are used in gas-fired, combined cycle, power generation and petrochemical applications

Graphic representation of heat recovery steam generation ("HRSG") power plant using finned tubular products.


SLIDE 10

SPECIALTY TUBING PRODUCTS

     -  Precision Mechanical Tubulars

        - High value-added, custom made products used in various applications:

                 Automotive

                 Fluid power

                 Industrial

Two graphic representations of precision mechanical tubular products. One graphic depicts a cluster of Lone Star Steel precision mechanical tubulars. The second graphic depicts a hydraulic steam shovel in which precision mechanical tubulars are used as component parts.


SLIDE 11

FLAT ROLLED STEEL AND OTHER PRODUCTS

     - Primarily used in the manufacture of oil country tubular goods, and other tubular products

     -   Lowers raw material cost

     -   Third-party revenues

Graphic representation of flat rolled steel.


SLIDE 12

COVER SLIDE

"Investment Highlights"

SLIDE 13

INVESTMENT HIGHLIGHTS

     -   Strong Oilfield Industry Fundamentals

         -  Natural Gas Demand is Growing Faster Than Current Exploration
            Supports

         -  Tight North American Natural Gas Market

         -  Increasing Drilling Permits

         -  More Rigs Drilling Deeper Wells Increases Tubular Consumption

     -   Leading oilfield market position

     -   Fintube acquisition adds new high growth markets

     -   Technological leadership

     -   Substantial earnings potential


SLIDE 14

NATURAL GAS DEMAND IS GROWING. . .

     -   Natural gas demand is expected to increase 3% annually

         -  Electricity generation will create 47% of demand growth

Bar graph entitled "Annual Demand" comparing the annual demand for year 2000 of 22 trillion cubic feet ("Tcf") with the expected annual demand for year 2010 of 29 Tcf.

Pie chart entitled "Demand Increase by Sector," reflecting demand increases of the following amounts for the following sectors: 1) Electricity Generation - 47%; 2) Industrial - 23%; 3) Residential - 19%; and Commercial - 11%.

Slide 14 attributes the source of certain information contained in such slide to the National Petroleum Council.

SLIDE 15

 . . .FASTER THAN CURRENT EXPLORATION SUPPORTS

Linear graph entitled, "Increasing Rig Count and Flat Gas Production." Graph plots Daily Production with respect to billions of cubic feet per day ("Bcf/d") and Natural Gas Rig Count at the following amounts for the following dates:

01/94                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 400 to 450

07/94                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 400 to 450

01/95                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 400 to 450

07/95                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 350 to 400

01/96                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, approximately 400

07/96                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 450 to 500

01/97                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 450 to 500

07/97                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 550 to 600

01/98                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 600 to 650

07/98                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, approximately 550

01/99                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 450 to 500

07/99                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 450 to 500

01/00                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 600 to 650





07/00                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 650 to 700

01/01                Daily Production (Bcf/d), 50.0 to 55.0
                     Natural Gas Rig Count, 850 to 900

Linear graph entitled, "Capital Required for Expansion." The graph plots the capital required for expansion, in billions of dollars, for the following industries for the following years:

1999       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas Exploration and Production ("E&P") - approximately $30.0

2000       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - $30.0 to $40.0

2001       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - $30.0 to $40.0

2002       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $40.0

2003       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $40.0

2004       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $40.0

2005       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $40.0

2006       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $40.0

2007       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - $40.0 to $50.0

2008       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - $40.0 to $50.0






2009       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $50.0

2010       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - $50.0 to $60.0

2011       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $50.0

2012       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $50.0

2013       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $50.0

2014       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $50.0

2015       Gas Distribution -approximately $6.0
           Gas Transmission - approximately $4.0
           Oil & Gas E&P - approximately $60.0

Slide 15 attributes the source of certain information contained in such slide to the Energy Information Administration, Baker Hughes, Oil and Gas Journal and National Petroleum Council.


SLIDE 16

TIGHT NORTH AMERICAN GAS MARKET

      - Many analysts predict storage to be below 1 TCF after this winter withdrawal.

Bar graph and linear graph illustrating storage levels in Bcf and gas prices at the following dates:

1/98       Storage Levels - 1500 to 2000
           Gas Prices - $2.00 to $2.50

3/98       Storage Levels - 1000 to 1500
           Gas Prices - $2.00 to $2.50


5/98       Storage Levels - approximately 1500
           Gas Prices - $2.00 to $2.50

7/98       Storage Levels - 2000 to 2500
           Gas Prices - $2.00 to $2.50

9/98       Storage Levels - 2500 to 3000
           Gas Prices - $2.00 to $2.50

11/98      Storage Levels - 3000 to 3500
           Gas Prices - approximately $2.50

1/99       Storage Levels - 2000 to 2500
           Gas Prices - $1.50 to $2.00

3/99       Storage Levels- approximately 1500
           Gas Prices - $1.50 to $2.00

5/99       Storage Levels - 1500 to 2000
           Gas Prices - $2.00 to $2.50

7/99       Storage Levels - 2000 to 2500
           Gas Prices - $2.00 to $2.50

9/99       Storage Levels - 2500 to 3000
           Gas Prices - $2.50 to $3.00

11/99      Storage Levels- approximately 3000
           Gas Prices - $2.50 to $3.00

1/00       Storage Levels - 2000 to 2500
           Gas Prices - $2.00 to $2.50

3/00       Storage Levels - 1000 to 1500
           Gas Prices - $2.50 to $3.00

5/00       Storage Levels- 1000 to 1500
           Gas Prices - $3.00 to $3.50

7/00       Storage Levels- 1500 to 2000
           Gas Prices - $3.50 to $4.00

9/00       Storage Levels- approximately 2500
           Gas Prices - $4.50 to $5.00

11/00      Storage Levels - 2500 to 3000
           Gas Prices - $6.50 to $7.00






1/01       Storage Levels- 1500 to 2000
           Gas Prices - approximately $6.50

Slide 16 attributes the source of certain information contained in such slide to the American Gas Association.



SLIDE 17

INCREASING U.S. DRILLING PERMITS

     -  U.S. drilling permits are increasing.

Linear and bar graph illustrating the following numbers of U.S. permits and the U.S. rig count for each of the following dates:

4/97       U.S. Permits - approximately 2500
           U.S. Rig Count - 900 to 1000

6/97       U.S. Permits - 2500 to 3000
           U.S. Rig Count - approximately 1000

8/97       U.S. Permits - approximately 2500
           U.S. Rig Count - 900 to 1000

10/97      U.S. Permits - 2000 to 2500
           U.S. Rig Count - 1000 to 1100

12/97      U.S. Permits - approximately 2500
           U.S. Rig Count - approximately 1000

2/98       U.S. Permits -2000 to 2500
           U.S. Rig Count - approximately 1000

4/98       U.S. Permits - 2000 to 2500
           U.S. Rig Count - 900 to 1000

6/98       U.S. Permits -2000 to 2500
           U.S. Rig Count - 800 to 900

8/98       U.S. Permits - approximately 2000
           U.S. Rig Count - approximately 800

10/98      U.S. Permits - 1500 to 2000
           U.S. Rig Count - 700 to 800

12/98      U.S. Permits - approximately 2000
           U.S. Rig Count - 600 to 700


2/99       U.S. Permits - 1500 to 2000
           U.S. Rig Count - 500 to 600

4/99       U.S. Permits - 1500 to 2000
           U.S. Rig Count - approximately 500

6/99       U.S. Permits - 1500 to 2000
           U.S. Rig Count - approximately 500

8/99       U.S. Permits - 2000 to 2500
           U.S. Rig Count - 500 to 600

10/99      U.S. Permits - 2500 to 3000
           U.S. Rig Count - approximately 700

12/99      U.S. Permits - 3000 to 3500
           U.S. Rig Count - approximately 800

2/00       U.S. Permits - 2500 to 3000
           U.S. Rig Count - 700 to 800

4/00       U.S. Permits -3500 to 4000
           U.S. Rig Count - 700 to 800

6/00       U.S. Permits -approximately 2500
           U.S. Rig Count - 800 to 900

8/00       U.S. Permits -2500 to 3000
           U.S. Rig Count - 900 to 1000

10/00      U.S. Permits -3000 to 3500
           U.S. Rig Count - 1000 to 1100

12/00      U.S. Permits -3000 to 3500
           U.S. Rig Count - 1000 to 1100


SLIDE 18

MORE RIGS DRILLING DEEPER WELLS

     -  73% of all active U.S. rigs are drilling wells deeper than 8,000 feet

Bar graph illustrating the number of U.S. rigs currently drilling at levels greater than 8000 feet for each of the following dates:

1/99       Number of Rigs - 500 to 600


4/99       Number of Rigs - 400 to 500

7/99       Number of Rigs - 500 to 600

10/99      Number of Rigs - 700 to 800

1/00       Number of Rigs - approximately 700

4/00       Number of Rigs - 700 to 800

7/00       Number of Rigs - 700 to 800

10/00      Number of Rigs - 700 to 800

1/01       Number of Rigs - 700 to 800

The graph also illustrates the following six month averages for the number of U.S. rigs drilling at levels greater than 8000 feet in depth:

1/99 through 6/99 - 457
7/99 through 12/99 - 635
1/00 through 6/00 - 722
7/00 through 12/00 - 776

Slide 18 attributes the source of certain information contained in such slide to Smith International.


SLIDE 19

WELL DEPTH INCREASES TUBULAR CONSUMPTION

Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

     - An oil well drilled to a depth of 5000 feet, which consumes 800 feet of tubing ranging from 8 5/8 to 9 5/8 inches, 5000 feet of tubing ranging from 4 1/2 to 5 1/2 inches and 5000 feet of tubing ranging from 2 3/8 to 2 7/8 inches, for a total weight of 50 tons.

     - A gas well drilled to a depth of 10,000 feet, which consumes 2000 feet of 13 3/8 inch tubing, 7,000 of 9 5/8 inch tubing, 10,000 feet of tubing ranging from 7 to 7 5/8 inches and 10,000 feet of 2 7/8 inch tubing, for a total weight of 600 tons.

     - An offshore well drilled to a depth of 15,000 feet, which consumes 3,000 feet of tubing ranging from 16 to 20 inches, 11,000 feet of 11 7/8 inch tubing, 13,000 feet of 9 5/8 inch tubing, 15,000 feet of tubing ranging from 7 to 7 5/8 inches, and 15,000 feet of 2 7/8 inch tubing, for a total weight of 1100 tons.

SLIDE 20

INVESTMENT HIGHLIGHTS

     -     Strong oilfield industry fundamentals

     -     Leading Oilfield Market Position

           -  Casing and Tubing Domestic Capacity

     -     Fintube acquisition adds new high growth markets

     -     Technological leadership

     -     Substantial earnings potential



SLIDE 21

INVESTMENT HIGHLIGHTS

     -     Strong oilfield industry fundamentals

     -     Leading oilfield market position

     -     Fintube Acquisition Adds New High Growth Markets

           -  Increasing Electrical Generating Capacity

           -  Accretive Acquisition with Strong Profit Margins

     -     Technological leadership

     -     Substantial earnings potential



SLIDE 22

INCREASING ELECTRICAL GENERATING CAPACITY

      - Combined cycle generating additions are expected to increase by 540% over the next 5 years

Bar graph showing the amount of Gigawatts generated by combined cycle generating additions and other sources for each of the following years:

2000       Combined cycle - 15 Gigawatts
           Other - 60 Gigawatts

2005       Combined cycle - 75 Gigawatts
           Other - 170 Gigawatts

2010       Combined cycle - 115 Gigawatts
           Other - 220 Gigawatts

Slide 22 attributes the source of certain information contained in such slide to the Department of Energy.

SLIDE 23

FINTUBE: ACCRETIVE ACQUISITION WITH STRONG PROFIT MARGINS

     -     Acquisition 1/1/00

           -  $85 MM Total Purchase Price

     -     Products

           -  Finned Tubes (HRSG)

           -  Boiler Tubing

           -  Economizers

     -     Markets

           -  Gas-Fired, Combined Cycle, Power Generation

           -  Petrochemical

Linear and bar graph illustrating the following amounts of EBITDA, Net Income and EBITDA Margin for each of the following years:


1997       EBITDA - $4.2 million
           Net Income - $0.4 million
           EBITDA Margin - approximately 6.0%






1998       EBITDA - $9.4 million
           Net Income - $6.8 million
           EBITDA Margin - approximately 14.0%

1999       EBITDA - $18.9 million
           Net Income - $14.0 million
           EBITDA Margin - approximately 20.0%


SLIDE 24

TECHNOLOGICAL LEADERSHIP

     -     Strong oilfield industry fundamentals

     -     Leading oilfield market position

     -     Fintube acquisition adds new high growth markets

     -     Technological Leadership

           - Pioneered Electric Resistance Welded ("ERW") Full-Body Normalized Process

           -  Critical Applications

           -  New Product Development

      -    Substantial earnings upside



SLIDE 25

ERW FULL-BODY NORMALIZED PROCESS

     -     Successfully competes with seamless

           -  Critical applications

           -  Lower capital cost

           -  Lower production costs

     -     Mechanical properties

           -  Uniform wall thickness

           -  Expandable casing

           -  Hydraulic Cylinders/Axles

           -  High strength line pipe

Graphic representation of an example of ERW, full body normalized oil country tubular goods.


SLIDE 26

CRITICAL APPLICATIONS

     -     Marathon  Expandable casing run at over 13,000 feet

     -     Phillips  First Gulf of Mexico subsalt development platform

     -     Conoco    Deepest well drilled from a semisubmersible

                     Longest 7" casing string

                     Longest, heaviest liner string

     -     Spirit    Newest drillship, Maiden Voyage, all LSS casing

     -     Amoco     Longest 9 7/8" casing string

     -     Lavaca    138 mile 14" and 12" onshore pipeline

     -     EEX       70 mile offshore pipeline at water depth of 1,250'


SLIDE 27

NEW PRODUCT DEVELOPMENT

     -     Expandable casing for high-pressure drilling

           -  Deepwater

           -  Sub-salt

           -  Expands 10% to 20% in diameter

     -     Developed for Shell/Oil / Halliburton JV

     - First successfully installed in late 1999 in the Gulf of Mexico at over 13,000 ft. deep

     -     Lone Star is currently the only supplier of expandable casing

Graphic "cut-away" representation of Lone Star Steel's expandable casing.


SLIDE 28

COVER PAGE

Financial Highlights


SLIDE 29

IMPROVING FINANCIAL PERFORMANCE

A table containing the following information:



                                   ($ in millions, except per share data)
                                   --------------------------------------
                                       Fiscal year Ended December 31,
                               1997                 1998                 1999
                               ----                 ----                 ----
Operating Data:


Revenues                       $654.3               $432.4              $353.4
Gross Profit                     64.2                  4.4                12.8
EBITDA                           58.9                (14.3)               14.0
Diluted EPS                    $ 2.44                ($1.10)             ($0.24)

Margins:

Gross Profit                     9.8%                  1.0%                3.6%
EBITDA                           9.0%                 (3.3%)               4.0%

Capital Expenditures:

Acquisitions                       --                  --                   --
Productivity/Capacity           $27.7                $10.6                $0.2
Base Operating                    7.0                  7.0                 7.0
                               -------              -------              ----

           Total                $34.7                $17.6                $7.2

                                          ($ in millions, except per share data)
                                          --------------------------------------
                                          Pro Forma for                        Quarter Ended
                                          Fintube and Bellville               December 31,
                                          Acquisitions
                                          Fiscal Year Ended
                                          December 31, 1999             1999                 2000
                                          -----------------             ----                 ----
Operating Data:

Revenues                                  $435.8                        $115.3               $162.3
Gross Profit                                42.7                           8.6                 23.4
EBITDA                                      34.2                           8.9                 21.3
Diluted EPS                               $  0.20                       $  0.17              $  0.51

Margins:

Gross Profit                                 9.8%                          7.5%                14.4%
EBITDA                                       7.8%                          7.7%                13.1%

Capital Expenditures:

Acquisitions                                $99.5                          --                  --
Productivity/Capacity                         0.2                           .9                 $5.5
Base Operating                                7.0                         $2.1                  2.1
                                          -------                         ----                 -----

           Total                           $106.7                         $3.0                 $7.6


SLIDE 30
CAPITAL STRUCTURE


                                                                        ($ in millions)
                                                                       September 30, 2000
Cash and Cash Equivalents (Includes $1.2 million in short
term investments and $13.4 million in marketable securities)                  $34.9

Working Capital (Includes $13.4 million of marketable securities)             145.8

Total Assets                                                                 $497.0
                                                                             ------

Slab Consignment Financing (Slab consignment financing of
$19.8 million is contained in accounts payable)                               $19.8

Revolving Credit Facilities                                                    77.3

Term Loans (Includes current portion of term loan of $8.0 million)             42.0
                                                                               ----

        Total Debt                                                           $139.1

Shareholders' Equity                                                          245.2

Total Capitalization                                                         $384.3
                                                                             ------

TOTAL DEBT/TOTAL CAPITALIZATION                                                36.2%


SLIDE 31

COVER PAGE

Business Strategy


SLIDE 32

BUSINESS STRATEGY

"Market Leadership and Operational Excellence"

      - Achieve increased production, greater productivity and penetration into new markets through capital investments and expanding commercial alliances

     -     Continue to develop new product technology

     -     Grow through strategic acquisitions





                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LONE STAR TECHNOLOGIES, INC.



                                         By:        /s/ Charles J. Keszler
                                         -------------------------------------
                                                    Charles J. Keszler
                                                    Vice President - Finance




Date:      February 21, 2001